UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2011

Kratos Defense & Security Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4820 Eastgate Mall, San Diego, CA  92121
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (858) 812-7300

N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 8, 2011, Kratos Defense & Security Solutions, Inc. (“Kratos”) issued a press release announcing that the Federal Trade Commission has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the previously announced acquisition of Integral Systems, Inc. (“Integral Systems”). A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

Kratos has filed a Registration Statement on Form S-4 containing a preliminary joint proxy statement/prospectus and other documents concerning the proposed acquisition with the Securities and Exchange Commission (the “SEC”), and each of Kratos and Integral Systems will mail to its stockholders a definitive joint proxy statement/prospectus in connection with the transaction. Investors are urged to read the joint proxy statement/prospectus and any amendments thereto and other relevant documents filed with the SEC in their entirety because they contain important information about Kratos, Integral Systems and the proposed merger. Security holders may obtain a free copy of the preliminary joint proxy statement/prospectus and will be able to obtain a free copy of any amendments thereto as well as the definitive joint proxy statement/prospectus (when each becomes available) and other documents filed by Kratos and Integral Systems with the SEC at the SEC’s website at www.sec.gov. The preliminary joint proxy statement/prospectus, as amended from time to time, and the definitive joint proxy statement/prospectus and other documents filed with the SEC may also be obtained for free by directing a request to the Corporate Secretary of Kratos Defense & Security Solutions, Inc. at (858) 812-7300.

Participants in the Acquisition of Integral Systems

Kratos, Integral Systems and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed merger. In addition, certain directors and executive officers of Integral Systems may have direct or indirect interests in the proposed merger due to securities holdings, indemnification arrangements, vesting of options and restricted stock, bonus payments or rights to severance payments if their employment is terminated following the proposed merger. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed merger, as well as the interests of such participants, is set forth in the preliminary joint proxy statement/prospectus that was filed by Kratos with the SEC on June 7, 2011, as amended from time to time, and will be set forth in the definitive joint proxy statement/prospectus when available. Information regarding certain of these persons is also set forth in Kratos’ most recent definitive proxy statement, which was filed with the SEC on April 15, 2011, and Integral Systems’ most recent definitive proxy statement, which was filed with the SEC on January 12, 2011.  These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to the Corporate Secretary of Kratos Defense & Security Solutions, Inc. at (858) 812-7300.

Notice Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K (including information included or incorporated by reference herein) may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Kratos and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements.  All such forward-looking statements speak only as of the date they are made. Kratos undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. In particular, Kratos may not be able to complete the proposed transaction on the terms summarized herein or other acceptable terms, or at all, due to a number of factors, including the failure to obtain approval of the Integral Systems stockholders or the Kratos stockholders, the failure to obtain regulatory approvals or the failure to satisfy other customary closing conditions. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the businesses of Kratos and Integral Systems in general, see the risk disclosures in the preliminary proxy statement/prospectus filed with the SEC by Kratos on June 7, 2011, as amended from time to time (and the definitive joint proxy statement/prospectus when available), the Annual Report on Form 10-K of Kratos for the year ended December 26, 2010, the Annual Report on Form 10-K of Integral Systems for the year ended September 24, 2010 and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by each of Kratos and Integral Systems.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.
	99.1	Press release dated June 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

By:            /s/ Deborah S. Butera
Deborah S. Butera
      Senior Vice President, General Counsel &
      Secretary/Registered In-House Counsel

Date:  June 8, 2011

Exhibit 99.1

Press Contact: Yolanda White 858-812-7302 Direct Investor Information: 877-934-4687 investor@kratosdefense.com

FOR IMMEDIATE RELEASE

KRATOS GRANTED EARLY TERMINATION
OF HART-SCOTT-RODINO WAITING PERIOD
FOR PROPOSED ACQUISITION OF INTEGRAL SYSTEMS

        SAN DIEGO, CA, June 8, 2011—Kratos Defense & Security Solutions, Inc. (NASDAQ: KTOS) announced today that the Federal Trade Commission has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the previously announced acquisition of Integral Systems, Inc. (NASDAQ: ISYS) by Kratos.

Closing of the proposed transaction remains subject to approval by the stockholders of both companies and other customary closing conditions. The parties expect the transaction to close in the third quarter of calendar year 2011.

About Kratos Defense & Security Solutions

Kratos Defense & Security Solutions, Inc. (NASDAQ: KTOS) is a specialized National Security technology business providing mission critical products, services and solutions for United States National Security priorities.  Kratos’ core capabilities are sophisticated engineering, manufacturing and system integration offerings for National Security platforms and programs. Kratos’ areas of expertise include Command, Control, Communications, Computing, Combat Systems, Intelligence, Surveillance and Reconnaissance (C5ISR), unmanned systems, cyber warfare, cyber security, information assurance, critical infrastructure security and weapons systems sustainment.  Kratos has primarily an engineering and technical oriented work force of approximately 3,900, the majority of which hold an active National Security clearance, including Secret, Top Secret and higher.  The vast majority of Kratos’ work is performed on a military base, in a secure facility or at a critical infrastructure location.  Kratos’ primary end customers are United States Federal Government agencies, including the Department of Defense, classified agencies, intelligence agencies and Homeland Security related agencies.  News and information are available at www.KratosDefense.com.

Additional Information and Where to Find It

This press release is neither an offer to purchase nor a solicitation of an offer to sell securities.  Kratos has filed a Registration Statement on Form S-4 containing a preliminary joint proxy statement/prospectus and other documents concerning the proposed acquisition with the Securities and Exchange Commission (the “SEC”), and each of Kratos and Integral Systems will mail to its stockholders a definitive joint proxy statement/prospectus in connection with the transaction. Investors are urged to read the joint proxy statement/prospectus and any amendments thereto and other relevant documents filed with the SEC in their entirety because they contain important information about Kratos, Integral Systems and the proposed merger. Security holders may obtain a free copy of the preliminary joint proxy statement/prospectus and will be able to obtain a free copy of any amendments thereto as well as the definitive joint proxy statement/prospectus (when each becomes available) and other documents filed by Kratos and Integral Systems with the SEC at the SEC’s website at www.sec.gov. The preliminary joint proxy statement/prospectus, as amended from time to time, and the definitive joint proxy statement/prospectus and other documents filed with the SEC may also be obtained for free by directing a request to the Corporate Secretary of Kratos Defense & Security Solutions, Inc. at (858) 812-7300.

Participants in the Acquisition of Integral Systems

Kratos, Integral Systems and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed merger. In addition, certain directors and executive officers of Integral Systems may have direct or indirect interests in the proposed merger due to securities holdings, indemnification arrangements, vesting of options and restricted stock, bonus payments or rights to severance payments if their employment is terminated following the proposed merger. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed merger, as well as the interests of such participants, is set forth in the preliminary joint proxy statement/prospectus that was filed by Kratos with the SEC on June 7, 2011, as amended from time to time, and will be set forth in the definitive joint proxy statement/prospectus when available. Information regarding certain of these persons is also set forth in Kratos’ most recent definitive proxy statement, which was filed with the SEC on April 15, 2011, and Integral Systems’ most recent definitive proxy statement, which was filed with the SEC on January 12, 2011.  These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to the Corporate Secretary of Kratos Defense & Security Solutions, Inc. at (858) 812-7300.

Notice Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Kratos and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements.  All such forward-looking statements speak only as of the date they are made. Kratos undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. In particular, we may not be able to complete the proposed transaction on the terms summarized above or other acceptable terms, or at all, due to a number of factors, including the failure to obtain approval of the Integral Systems stockholders or the Kratos stockholders, the failure to obtain regulatory approvals or the failure to satisfy other customary closing conditions. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the businesses of Kratos and Integral Systems in general, see the risk disclosures in the preliminary proxy statement/prospectus filed with the SEC by Kratos on June 7, 2011, as amended from time to time (and the definitive joint proxy statement/prospectus when available), the Annual Report on Form 10-K of Kratos for the year ended December 26, 2010, the Annual Report on Form 10-K of Integral Systems for the year ended September 24, 2010 and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by each of Kratos and Integral Systems.